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                                                                   Exhibit 10.33


                             Amendment No. 2 to the
              Supplemental Executive Retirement Plan and Agreement
                                       for
                          ___________________________


         Amendment No. 2, dated as of June 1, 2002 (this "Amendment"), to the Supplemental Executive Retirement Plan and Agreement for ______________, dated as of April 19, 2000 (as heretofore amended, the "Plan"), by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Employer") and ____________________ (the "Executive").

         The Employer and the Executive agree that the Plan is hereby amended as follows:

         1. The following new paragraph 10 is inserted at the end of Article V:

         "10. Notwithstanding any other provision of this Plan and Agreement to the contrary and notwithstanding any elections made by the Executive, the Executive may require the immediate distribution to the Executive of all or a portion of the vested balances in the Accounts less any amounts required by paragraph 9 of this Article V and subject to a penalty equal to ten percent (10%) of the amount to be distributed pursuant to this paragraph (prior to withholding required by paragraph 9). Such penalty amount shall be deemed forfeited and no longer payable to the Executive."

         2. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Plan.

         3. The foregoing amendment to the Plan is effective as of June 1, 2002.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the Employer and by the Executive as of the date indicated above.


Witness:                                    CONCORD CAMERA CORP.


                                            By:
----------------------------                   -------------------------
                                               Ira B. Lampert, Chairman
                                               Chief Executive Officer
                                               and President

Witness:


----------------------------                ----------------------------
                                                     [Executive]